77C  Matters submitted to a vote of security holders

Colonial High Yield Securities Fund, Variable Series
On February 19, 2003, the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Colonial High Yield Securities Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial High Yield Securities Fund, Variable Series by, the Columbia High Yield Fund, Variable Series, in exchange for shares of the Columbia High Yield Fund, Variable Series, and the distribution of such shares to the shareholders of the Colonial High Yield Securities Fund, Variable Series in complete liquidation of the Colonial High Yield Securities Fund, Variable Series. The vote cast at the Meeting was as follows:


    Affirmative      3,601,167.762      86.133%     86.515%
    Against             93,366.123            2.233%       2.243%
    Abstain            467,931.327         11.192%     11.242%

Colonial Global Equity Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Colonial Global Equity Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial Global Equity Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series (renamed Columbia International Fund, Variable Series), in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Colonial Global Equity Fund, Variable Series in complete liquidation of the Colonial Global Equity Fund, Variable Series.
The vote cast at the Meeting was as follows:

    Affirmative             827,644.724          98.659%           98.659%
    Against                     182.199            .022%             .022%
    Abstain                  11,066.606           1.319%            1.319%

Colonial International Horizons Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Colonial International Horizons Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial International Horizons Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series (renamed Columbia International Fund, Variable Series), in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Colonial International Horizons Fund, Variable Series in complete liquidation of the Colonial International Horizons Fund, Variable Series. The vote cast at the Meeting was as follows:

    Affirmative             949,134.858          89.238%           89.238%
    Against                  20,720.929           1.948%            1.948%
    Abstain                  93,745.608           8.814%            8.814%

Crabbe Huson Real Estate Investment Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Crabbe Huson Real Estate Investment Fund, Variable Series to, and the assumption of all of the liabilities of the Crabbe Huson Real Estate Investment Fund, Variable Series by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series in complete liquidation of the Crabbe Huson Real Estate Investment Fund, Variable Series. The vote cast at the Meeting was as follows:

    Affirmative             395,954.809          92.429%           92.429%
    Against                     881.446            .206%             .206%
    Abstain                  31,549.626           7.365%            7.365%

Liberty Value Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Liberty Value Fund, Variable Series to, and the assumption of all of the liabilities of the Liberty Value Fund, Variable Series by, the Colonial U.S. Growth & Income Fund, Variable Series (renamed Liberty Growth & Income Fund, Variable Series), in exchange for shares of the Colonial U.S. Growth & Income Fund, Variable Series and the distribution of such shares to the shareholders of the Liberty Value Fund, Variable Series in complete liquidation of the Liberty Value Fund, Variable Series. The vote cast at the Meeting was as follows:


    Affirmative           9,014,841.643          88.393%           88.393%
    Against                 418,060.682           4.099%            4.099%
    Abstain                 765,675.654           7.508%            7.508%

Stein Roe Global Utilities Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Stein Roe Global Utilities Fund, Variable Series to, and the assumption of all of the liabilities of the Stein Roe Global Utilities Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series (renamed Columbia International Fund, Variable Series), in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Stein Roe Global Utilities Fund, Variable Series in complete liquidation of the Stein Roe Global Utilities Fund, Variable Series. The vote cast at the Meeting was as follows:


    Affirmative           3,747,379.502       88.584%           88.694%
    Against                 101,566.732           2.401%            2.404%
    Abstain                 376,122.561           8.891%            8.902%


77D Policies with respect to security investments

Liberty Growth & Income Fund, Variable Series
Liberty Select Value Fund, Variable Series (Funds)

The Funds no longer managed in accordance with the Morningstar, Inc. ("Morningstar") guidelines for a particular category as defined by Morningstar. Accordingly, all references to Morningstar and its categories and style boxes are hereby deleted from the investment strategy discussion, and Appendix A of the Funds' prospectus is hereby deleted in its entirety.

77I Terms of new or amended securities

 On February 12, 2003, the Board of Trustees approved of three new series of Liberty Variable Investment Trust (LVIT) effective April 14, 2003; Columbia High Yield Fund, Variable Series; Columbia Real Estate Equity Fund, Variable Series; and Liberty Equity Fund, Variable Series. Each Series will offer Class A and Class B shares. While Class A shares are being offered without a 12b-1 fee, Class B shares are being offered with a 12b-1 fee of 0.25%. Each Share of the new LVIT funds will be sold exclusively to separate accounts of life insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by such separate accounts.




77K  Changes in Registrant's certifying accountant


Effective July 16, 2003, Ernst & Young LLP ("E&Y") resigned as the independent auditors of the Columbia High Yield Fund, Variable Series, Columbia Real Estate Equity Fund, Variable Series and Liberty Equity Fund, Variable Series(the "Funds"). Based on the recommendation of the Audit Committee, the Board of Trustees voted to appoint PricewaterhouseCoopers, LLP for the fiscal year ended December 31, 2003.


During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through July 16, 2003, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such years.



[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

August 29, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Sub-Item 77K of Form N-SAR dated August 29, 2003, of the Columbia High Yield Fund, Variable Series, Columbia Real Estate Equity Fund, Variable Series and Liberty Equity Fund, Variable Series and are in agreement with the statements contained in Sub-Item 77K of Form N-SAR. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                     Very truly yours,



                                                     ERNST & YOUNG LLP








77M Mergers

Liberty Growth & Income Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Value Fund,, Variable Series to, and the assumption of all of the liabilities of the Liberty Value Fund, Variable Series by, the Liberty Growth & Income Fund, Variable Series, in exchange for shares of the Liberty Growth & Income Fund, Variable Series and the distribution of such shares to the shareholders of the Liberty Value Fund,, Variable Series in complete liquidation of the Liberty Value Fund,, Variable Series. The merger took place on April 14, 2003.


Columbia High Yield Fund, Variable Series
On February 19, 2003 the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Columbia High Yield Fund II to, and the assumption of all of the liabilities of the Galaxy VIP Columbia High Yield Fund II by, the Columbia High Yield Fund, Variable Series, in exchange for shares of the Columbia High Yield Fund, Variable Series and the distribution of such shares to the shareholders of the Galaxy VIP Columbia High Yield Fund II in complete liquidation of the Galaxy VIP Columbia High Yield Fund II; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and
 (iii) the Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law. The merger took place on April 14, 2003.

On February 19, 2003, the shareholders of the Trust approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Colonial High Yield Securities Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial High Yield Securities Fund, Variable Series by, the Columbia High Yield Fund, Variable Series, in exchange for shares of the Columbia High Yield Fund, Variable Series, and the distribution of such shares to the shareholders of the Colonial High Yield Securities Fund, Variable Series in complete liquidation of the Colonial High Yield Securities Fund, Variable Series. The merger took place on April 14, 2003.


Columbia Real Estate Equity Fund, Variable Series
On February 19, 2003 the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series (Fund) approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Crabbe Huson Real Estate Investment Fund, Variable Series to, and the assumption of all of the liabilities of the Crabbe Huson Real Estate Investment Fund, Variable Series by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series in complete liquidation of the Crabbe Huson Real Estate Investment Fund, Variable Series.
The merger took place on April 14, 2003.

On February 19, 2003 the shareholders of Galaxy VIP Columbia Real Estate Equity Fund II approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Columbia Real Estate Equity Fund II to, and the assumption of all of the liabilities of the Galaxy VIP Columbia Real Estate Equity Fund II by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series and the distribution of such shares to the shareholders of the Galaxy VIP Columbia Real Estate Equity Fund II in complete liquidation of the Galaxy VIP Columbia Real Estate Equity Fund II; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law. The merger took place on April 14, 2003.


Columbia International Fund, Variable Series
On February 19, 2003 the shareholders of the Colonial Global Equity Fund, Variable Series approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Colonial Global Equity Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial Global Equity Fund, Variable Series by, the Columbia International Fund for Growth, Variable Series, in exchange for shares of the Columbia International Fund, Variable Series and the distribution of such shares to the shareholders of the Colonial Global Equity Fund, Variable Series in complete liquidation of the Colonial Global Equity Fund, Variable Series. The merger took place on April 7, 2003.

On February 19, 2003 the shareholders of the Colonial International Horizons Fund, Variable Series approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Colonial International Horizons Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial International Horizons Fund, Variable Series by, the Columbia International Fund, Variable Series, in exchange for shares of the Columbia International Fund, Variable Series and the distribution of such shares to the shareholders of the Colonial International Horizons Fund, Variable Series in complete liquidation of the Colonial International Horizons Fund, Variable Series. The merger took place on April 7, 2003.

On February 19, 2003 the shareholders of the Stein Roe Global Utilities Fund, Variable Series approved an Agreement and Plan of Reorganization providing for the sale of all of the assets of Stein Roe Global Utilities Fund, Variable Series to, and the assumption of all of the liabilities of the Stein Roe Global Utilities Fund, Variable Series by, the Columbia International Fund, Variable Series, in exchange for shares of the Columbia International Fund, Variable Series and the distribution of such shares to the shareholders of the Stein Roe Global Utilities Fund, Variable Series in complete liquidation of the Stein Roe Global Utilities Fund, Variable Series. The merger took place on April 7, 2003.

Liberty Equity Fund, Variable Series
On February 19, 2003 the shareholders of the Galaxy VIP Growth and Income Fund approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Growth and Income Fund to, and the assumption of all of the liabilities of the Galaxy VIP Growth and Income Fund by, the Liberty Equity Fund, Variable Series, in exchange for shares of the Liberty Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Growth and Income Fund in complete liquidation of the Galaxy VIP Growth and Income Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law. The merger took place on April 7, 2003.

On February 19, 2003 the shareholders of the Galaxy VIP Equity Fund approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Equity Fund to, and the assumption of all of the liabilities of the Galaxy VIP Equity Fund by, the Liberty Equity Fund, Variable Series, in exchange for shares of the Liberty Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Equity Fund in complete liquidation of the Galaxy VIP Equity Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law. The merger took place on April 7, 2003.



77O Transactions effected pursuant to Rule 10f-3

On January 24,  2003,  Colonial High Yield  Securities  Fund, Variable Series
(Fund) Purchased $80,000 par value of common stock notes of Houghton Mifflin Co. 9.875% 02/01/2013 (Securities) for a total purchase price of $79,376 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; CIBC World Markets; Deutsche Bank Securities.


On January 28, 2003, Colonial High Yield Securities Fund, Variable Series (Fund) purchased $65,000 par value of common stock notes of Premcor Refining Group, Inc. 9.5% 02/01/2013 (Securities) for a total purchase price of $65,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On January 28, 2003, Colonial Strategic Income Fund, Variable Series (Fund) purchased $130,000 par value of common stock notes of Premcor Refining Group, Inc. 9.5% 02/01/2013 (Securities) for a total purchase price of $130,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On January 28, 2003, Colonial Strategic Income Fund, Variable Series (Fund) purchased $100,000 par value of common stock notes of Premcor Refining Group, Inc. 9.5% 02/01/2010 (Securities) for a total purchase price of $100,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On January 28, 2003, Colonial High Yield Securities Fund, Variable Series (Fund) purchased $50,000 par value of common stock notes of Premcor Refining Group, Inc. 9.5% 02/01/2010 (Securities) for a total purchase price of $50,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.


On February 25, 2003, Colonial High Yield Securities Fund, Variable Series
(Fund) purchased $90,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $89,694 from First Boston Corp pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On February 25, 2003, Colonial High Yield Securities Fund, Variable Series
(Fund) purchased $85,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $84,711 from Salomon Smith Barney, Inc. pursuant to a public offering in which Fleet Securities, Inc.acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.


On February 25, 2003, Colonial Strategic Income Fund, Variable Series (Fund) purchased $195,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $194,337 from Salomon Smith Barney Inc. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On February 25, 2003, Colonial Strategic Income Fund, Variable Series (Fund) purchased $195,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $194,337 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On March 7, 2003, Colonial Strategic Income Fund, Variable Series Fund, (Fund) purchased $40,000 par value of common stock notes of Hexcel Corp. 9.875% 10/01/08 (Securities) for a total purchase price of $39,580 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.


On March 7, 2003, Colonial High Yield Securities Fund, Variable Series Fund,
(Fund) purchased $20,000 par value of common stock notes of Hexcel Corp. 9.875% 10/01/08 (Securities) for a total purchase price of $19,790 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.



On March 17, 2003, Colonial Strategic Income Fund, Variable Series (Fund) purchased $45,000 par value of common stock notes of Dole Foods 8.825% 03/15/11 (Securities) for a total purchase price of $45,000 from Deutsche Bank pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Bank of America Securities LLC; Scotia Capital; SG Cowen; BMO Nesbitt Burns.

On March 17, 2003, Colonial High Yield Securities Fund, Variable Series (Fund) purchased $25,000 par value of common stock notes of Dole Foods 8.825% 03/15/11 (Securities) for a total purchase price of $45,000 from Deutsche Bank pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Liberty Advisory Services Corp, now know as Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Bank of America Securities LLC; Scotia Capital; SG Cowen; BMO Nesbitt Burns.

77Q1 Exhibits

Management Agreement between the Registrant and Columbia Management Advisors, Inc. dated April 14, 2003 on behalf of Liberty Equity Fund, Variable Series, Columbia High Yield Fund, Variable Series and Columbia Real Estate Equity Fund, Variable Series is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission via EDGAR on or about April 11, 2003.